 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TOWERSTREAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TOWERSTREAM CORPORATION

88 SILVA LANE

MIDDLETOWN, RHODE ISLAND 02842
Telephone: (401) 848-5848

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

The Special Meeting of the stockholders of Towerstream Corporation (the “Company”) will be held on Monday, May 2, 2016, at 9:00 a.m. Eastern Standard Time at 88 Silva Lane, Tech IV, Middletown, Rhode Island 02842 for the purposes of:

1.

Authorizing an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a specific ratio, within a range of 1-for-5 and 1-for-25, to be determined by our Board of Directors in its sole discretion and effected, if at all, on or before May 2, 2017;

2.

Authorizing, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock;

3.

Authorizing, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of our common stock;

4.	Authorizing an amendment to our 2010 Employee Stock Purchase Plan (the “2010 Plan”) to increase the number of shares available for issuance thereunder to 500,000 from 200,000; and

5.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on April 4, 2016 will be entitled to attend and vote at the special meeting or any adjournment thereof. A list of all stockholders entitled to vote at the Special Meeting will be available at the principal office of the Company for the ten days prior to May 2, 2016. The list will be arranged in alphabetical order and show the address and number of shares held by each stockholder. It will be available for examination by any stockholder for any purpose germane to the Special Meeting. The proxy materials will be mailed to stockholders on or about April 6, 2016.

By Order of the Board of Directors /s/ Philip Urso Chairman

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

TOWERSTREAM CORPORATION

88 SILVA LANE
MIDDLETOWN, RHODE ISLAND 02842
Telephone: (401) 848-5848

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, MAY 2, 2016

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Towerstream Corporation (referred to as the “Company”, “we,” “us,” or “our”) for use at the Special Meeting of the Company’s stockholders to be held at 88 Silva Lane, Tech IV, Middletown, Rhode Island 02842 on May 2, 2016, at 9:00 a.m. Eastern Standard Time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be mailed to stockholders on or about April 6, 2016.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

 RECORD DATE

Stockholders of record at the close of business on April 4, 2016 will be entitled to receive notice of, to attend and to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Philip Urso, our Chief Executive Officer and Chairman, and Joseph P. Hernon, our Chief Financial Officer, or either one of them who acts, will vote:

●

FOR an amendment to our Certificate of Incorporation, as amended (“Certificate of Incorporation”), to effect a reverse stock split of our common stock at a specific ratio, within a range of 1-for-5 and 1-for-25, to be determined by our Board of Directors in its sole discretion and effected, if at all, on or before May 2, 2017;

●

FOR authorizing, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock;

●

FOR authorizing, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of our common stock;

●	FOR authorizing an amendment to the 2010 Plan to increase the number of shares available for issuance thereunder to 500,000 from 200,000; and

●	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of April 4, 2016, there were 66,910,149 shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares of common stock (33,455,076 shares), present in person or represented by proxy, will constitute a quorum at the meeting or any adjournment thereof. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Special Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum. If there is not a quorum at the Special Meeting, our stockholders may adjourn the meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a specific proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes: the proposed amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a specific ratio, within a range of 1-for-5 and 1-for-25, to be determined by our Board of Directors in its sole discretion and effected, if at all, on or before May 2, 2017 (Proposal No. 1); the authorization, in accordance with NASDAQ Listing Rule 5635(d), of the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock (Proposal No. 2) or a discount of 10% below the market price of our common stock (Proposal No. 3); and the authorization of an amendment to the 2010 Plan to increase the number of shares available for issuance thereunder to 500,000 from 200,000 (Proposal No. 4) are all considered a “non-routine” matter.  Accordingly, brokers are not entitled to vote uninstructed shares with respect to Proposals No.1, No. 2, No. 3 or No. 4.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Towerstream Corporation has made these materials available to you by mail in connection with the Company’s solicitation of proxies for use at the Special Meeting of stockholders to be held on May 2, 2016 at 9:00 a.m. Eastern Standard Time at 88 Silva Lane, Tech IV, Middletown, Rhode Island. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are mailing our proxy materials on or about April 6, 2016 to all stockholders of record entitled to vote at the Special Meeting.

What is included in these materials?

These materials include this proxy statement, the proxy card or the voter instruction form for the Special Meeting.

What is the proxy card?

The proxy card enables you to appoint Philip Urso, our Chief Executive Officer and Chairman, and Joseph P. Hernon, our Chief Financial Officer, as your representative at the Special Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

●

Authorization for an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a specific ratio, within a range of 1-for-5 and 1-for-25, to be determined by our Board of Directors in its sole discretion and effected, if at all, on or before May 2, 2017.

●

Authorization, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock.

●

Authorization, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of our common stock.

●	Authorizing an amendment to the 2010 Plan to increase the number of shares available for issuance thereunder to 500,000 from 200,000.

We will also transact any other business that properly comes before the Special Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

●

FOR an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a specific ratio, within a range of 1-for-5 and 1-for-25, to be determined by our Board of Directors in its sole discretion and effected, if at all, on or before May 2, 2017;

●

FOR authorizing, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock;

●

FOR authorizing, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of our common stock; and

●	FOR authorizing an amendment to the 2010 Plan to increase the number of shares available for issuance thereunder to 500,000 from 200,000.

Who can vote at the Special Meeting of stockholders?

There were 66,910,149 shares of common stock outstanding and 38 stockholders of record on April 4, 2016. Beneficial owners hold their shares at brokerage firms and other financial institutions. Only stockholders of record at the close of business on April 4, 2016 are entitled to receive notice of, to attend, and to vote at the Special Meeting. Each share is entitled to one vote. All shares of common stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on April 4, 2016 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the proxy materials, including a proxy card, were sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Special Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on April 4, 2016 your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the proxy materials, including a voter instruction form, were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a voter instruction form.

How Do I Vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the proxy materials.

●	By Telephone. You may vote by calling the toll free number found on the proxy card.

●	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

●	In Person. You may attend and vote at the Special Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters such as Proposals No. 1, No. 2, No. 3 and No. 4. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the proxy materials.

●	By Telephone. You may vote by proxy by calling the toll free number found on the voter instruction form.

●	By Mail. You may vote by proxy by filling out the voter instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●

 In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), by signing and returning a new proxy card or a voter instruction form with a later date, or by attending the Special Meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 88 Silva Lane, Middletown, Rhode Island 02842 a written notice of revocation prior to the Special Meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voter instruction form provided to you by the organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters, which includes (i) the proposed amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a specific ratio, within a range of 1-for-5 and 1-for-25, to be determined by our Board of Directors in its sole discretion and effected, if at all, on or before May 2, 2017 (Proposal No. 1); (ii) the authorization, in accordance with NASDAQ Listing Rule 5635(d), of the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock (Proposal No. 2) or a discount of 10% below the market price of our common stock (Proposal No. 3); and (iii) the authorization of an amendment to the 2010 Plan to increase the number of shares available for issuance thereunder to 500,000 from 200,000 (Proposal No. 4) are all considered a “non-routine” matter. Accordingly, brokers are not entitled to vote uninstructed shares with respect to Proposals No.1, No. 2, No. 3 or No. 4.

Do I have dissenters’ right of appraisal?

Holders of shares of our common stock do not have appraisal rights under Delaware Law or under the governing documents of the Company in connection with any of the proposals.

How many votes are required to approve Proposal No. 1?

The affirmative vote of a majority of the shares of common stock outstanding on April 4, 2016, the record date, are required to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a specific ratio, within a range of 1-for-5 and 1-for-25 shares, to be determined by our Board of Directors in its sole discretion and effected, if at all, on or before May 2, 2017.

How many votes are required to approve Proposal No. 2?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to authorize, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock.

How many votes are required to approve Proposal No. 3?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to authorize, in accordance with NASDAQ Listing Rule 5635(d), the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of our common stock.

How many votes are required to approve Proposal No. 4?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to authorize an amendment to the 2010 Plan to increase the number of shares available for issuance thereunder to 500,000 from 200,000.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Do any of the Company’s officers and directors have any interest in matters to be acted upon?

The members of our board of directors and our executive officers do not have any interest in any proposal that is not shared by all other stockholders of the Company except that members of our board of directors and our executive officers are entitled to participate in our 2010 Plan.

Where do I find the voting results of the Special Meeting?

We will announce voting results at the Special Meeting and also in our Current Report on Form 8-K, which we anticipate filing within four (4) days of the Special Meeting.

Who can help answer my questions?

You can contact our corporate headquarters at Towerstream Corporation, 88 Silva Lane, Middletown, RI 02842, by phone at 401-848-5848 or by sending a letter to Joseph P. Hernon, our Secretary, with any questions about any proposal described in this proxy statement or how to execute your vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 4, 2016 by:

●	each person known by us to beneficially own more than 5% of our common stock (based solely on our review of SEC filings);
●	each of our directors;
●	each of our named executive officers listed in the section entitled “Summary Compensation Table” under Executive Compensation; and
●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of, with respect to the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Towerstream Corporation, 88 Silva Lane, Middletown, Rhode Island 02842, unless otherwise indicated. As of April 4, 2016, there were 66,910,149 shares of our common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class (1)
5% Stockholders:
Melody Capital Partners, LP (2)	3,600,000	(3)	5.4%
717 Fifth Avenue, 12th Floor
New York, NY 10022

Steven D. Lebowitz (4)	5,856,338		8.8%
439 N. Bedford Drive
Beverly Hills, CA 90210

Deborah P. Lebowitz (5)	5,456,338		8.2%
439 N. Bedford Drive
Beverly Hills, CA 90210

FMR LLC (6)	8,216,250		12.3%
245 Summer Street
Boston, MA 02210

Directors and Named Executive Officers:
Philip Urso	1,754,268	(7)	2.6%
William J. Bush	352,781	(8)	*
Howard L. Haronian, M.D.	1,409,235	(9)	2.1%
Paul Koehler	325,673	(10)	*
Joseph P. Hernon	512,396	(11)	*
Arthur G. Giftakis	247,558	(12)	*
All directors and executive officers as a group (6 persons)	4,601,911		6.7%
	(7)(8)(9)(10)(11)(12)

* Less than 1%.

(1)

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of April 4, 2016. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)

Based on a Schedule 13G filed with the SEC on October 27, 2014 and information provided by Melody Capital Partners LP (“Melody”). Melody, as the investment manager of Melody Special Situations Offshore Credit Mini-Master Fund, L.P. (“Special Situations”), Melody Capital Partners Offshore Credit Mini-Master Fund, L.P. (“Capital Partners Offshore”), Melody Capital Partners Onshore Credit Fund, L.P. (“Capital Partners Onshore”) and Melody Capital Partners FDB Fund (“Capital Partners FDB”) has the shared power to vote and dispose of the securities of the Company held by each such fund. Melody Capital Advisors, LLC, as the general partner of Melody, has the shared power to vote and dispose of securities of the Company beneficially held by Melody.

(3)

Based on a Schedule 13G filed with the SEC on October 27, 2014 and information provided by Melody. Represents (i) 602,077 shares of common stock underlying warrants with an exercise price of $0.01 per share (the “A Warrants”) held by Special Situations and 1,204,154 shares of common stock underlying warrants with an exercise price of $1.26 per share (the “B Warrants”) held by Special Situations, (ii) 227,188 shares of common stock underlying A Warrants held by Capital Partners Offshore and 454,375 shares of common stock underlying B Warrants held by Capital Partners Offshore, (iii) 224,708 shares of common stock underlying A Warrants held by Capital Partners Onshore and 449,416 shares of common stock underlying B Warrants held by Capital Partners Onshore, and (iv) 146,027 shares of common stock underlying A Warrants held by Capital Partners FDB and 292,255 shares of common stock underlying B Warrants held by Capital Partners FDB.

(4)

Based on a Schedule 13G filed by the reporting person on February 16, 2016. Includes shares of common stock beneficially owned by The Lebowitz Family LL, Deborah P. Lebowitz, the Steven & Deborah Lebowitz Foundation and the Lebowitz Family Trust-1986, dated October 7, 1986, as amended.

(5)

Based on a Schedule 13G filed by the reporting person on February 16, 2016. Includes shares of common stock beneficially owned by The Steven & Deborah Lebowitz Foundation and the Lebowitz Family Trust-1986, dated October 7, 1986, as amended.

(6)	Based on information provided by a representative from FMR LLC.

(7)

Includes 375,625 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days. Excludes 103,886 shares of common stock held in a trust for the benefit of Mr. Urso’s minor children, of which Mr. Urso is not a trustee. Mr. Urso disclaims beneficial ownership of the 103,886 shares held in trust.

(8)

Includes 312,500 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days. The remaining 40,281 shares are held in trust for the benefit of the Bush family.  Mr. Bush is a trustee of this trust and disclaims beneficial ownership of such 40,281 shares.

(9)

Includes 10,000 shares of common stock held by Dr. Haronian’s wife, for which Dr. Haronian has an indirect interest in, and 325,039 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(10)	Includes 310,000 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(11)	Includes 427,440 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(12)	Includes 246,558 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

PROPOSAL NO. 1

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS

TO IMPLEMENT A REVERSE STOCK SPLIT

Our Board of Directors has unanimously adopted resolutions approving a proposal to amend the Certificate of Incorporation to effect a reverse stock split (“Reverse Split”) of all our outstanding shares of common stock, at a ratio to be determined by the Board of Directors in its sole discretion, but in all cases within a range of 1-for-5 and 1-for-25 shares, and publicly announced by the Company at least ten days prior to the effectiveness of the amendment. If this proposal is approved, the Board of Directors may decide not to effect a Reverse Split. The Board of Directors does not currently intend to seek reapproval of a Reverse Split for any delay in implementing a Reverse Split unless twelve months has passed from the date of the Meeting (the “Authorized Period”). If the Board of Directors determines to implement a Reverse Split, it will become effective upon filing the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware or at such later date specified therein. The Board's determination of when, if at all, or at what ratio to effect the split within the range described above will be based upon many factors, including existing and expected marketability and liquidity of our common stock, prevailing market trends and conditions, the listing requirements of The NASDAQ Stock Market LLC, and the likely effect of a Reverse Split on the market price of our common stock.

The text of the proposed amendment of our Certificate of Incorporation to effect a Reverse Split is included as Appendix A to this Proxy Statement.

Purpose of a Reverse Split

On November 24, 2015, the NASDAQ Capital Market (“NASDAQ”) notified the Company that it was not in compliance with the minimum bid price rule of NASDAQ, which requires the bid price of the Company’s common stock to be at least $1.00 per share. The Company was granted an initial six month period, or until May 23, 2016, to regain compliance with the minimum bid price rule, unless it was able to obtain an extension of the deadline to regain compliance. The Company can regain compliance if, at any time before May 23, 2016 the closing bid price of shares of the Company’s common stock is at least $1 for a minimum of 10 consecutive business days.

The primary purpose of a Reverse Split would be to increase the market price of our common stock so that we can meet the minimum bid price rule requirements of NASDAQ. As of April 4, 2016 the last reported closing price of the Company’s common stock was $0.19. A delisting of the Company's common stock may materially and adversely affect a holder's ability to dispose of, or to obtain accurate quotations as to the market value, of, the common stock. In addition, any delisting may cause the common stock to be subject to "penny stock" regulations promulgated by the SEC. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If the Company’s common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain above the minimum bid price requirement of NASDAQ. Accordingly, we believe that approval of a Reverse Split is in the Company’s and our stockholders’ best interests.

In addition to increasing the market price of our common stock so that we can meet the minimum bid price rule requirements of NASDAQ, we believe that a Reverse Split could enhance the appeal of the common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third-party analysis of the Company available to investors. In addition, certain institutional investors or investment funds may be prohibited from buying stocks whose price is below a certain threshold. We believe that the reduction in the number of issued and outstanding shares of the common stock caused by a Reverse Split, together with the anticipated increased stock price immediately following and resulting from a Reverse Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

Reducing the number of outstanding shares of our common stock through a Reverse Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that a Reverse Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following a Reverse Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before such Reverse Split. Accordingly, the total market capitalization of our common stock after a Reverse Split may be lower than the total market capitalization before a Reverse Split.

We cannot be sure that our share price will comply with the requirements for continued listing of our shares of common stock on NASDAQ in the future or that we will comply with the other continued listing requirements. If our shares of common stock lose their status on NASDAQ, we believe that our shares of common stock would likely be eligible to be quoted on an inter-dealer electronic quotation and trading system operated by OTC Markets Group. These markets are generally considered to be less efficient than, and not as broad as, NASDAQ. Selling our shares of common stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event that our shares of common stock are delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage them from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

A delisting from NASDAQ and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

There are risks associated with a Reverse Split, including that a Reverse Split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether a Reverse Split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our common stock after a Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before a Reverse Split;

●	a Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; and

●

the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on NASDAQ.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If a Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after a Reverse Split.

Board Discretion to Implement a Reverse Split

If this proposal is approved by the Company’s stockholders, the Board will have the authority, in its sole determination without any further action necessary by the stockholders, to effect one or more Reverse Splits during the Authorized Period within the range set forth above, as determined by the Board. The Board may, in its sole determination, choose to not effect a Reverse Split. The Board believes that granting this discretionary authority provides the Board with maximum flexibility to react to prevailing market conditions and future changes to the market price of our common stock, and therefore better enables it to act in the best interests of the Company. In exercising its discretion, the Board may consider the following factors:

●	the ratio that would result in the greatest overall reduction in administrative costs;

●	the historical trading price and trading volume of the Company’s common stock;

●	the then-prevailing trading price and trading volume of the Company’s common stock and the anticipated impact of a Reverse Split on the trading market for the Company’s common stock; and

●	the prevailing general market and economic conditions.

At the close of business on April 4, 2016 the Company had 66,910,149 shares of common stock issued and outstanding. For illustrative purposes only, assuming a 1-for-15 ratio, the Company would have approximately 4,460,677 shares of common stock issued and outstanding (without giving effect to the treatment of fractional shares) following a Reverse Split. The actual number of shares of common stock outstanding after giving effect to a Reverse Split will depend on the ratio that is ultimately selected by the Board, and the number of shares of common stock outstanding at the time a Reverse Split is effected. The Company does not expect a Reverse Split to have any economic effect on stockholders, warrant holders, debt holders or holders of options, except to the extent a Reverse Split results in fractional shares as discussed below.

Procedure for Effecting a Reverse Split

If the Board decides to implement a Reverse Split, the Board will chose the specific ratio, within a range of 1-for-5 and 1-for-25. We will file a Certificate of Amendment to our Certificate of Incorporation, substantially in the form attached to this Proxy Statement as Appendix A, with the Secretary of State of the State of Delaware to effect a Reverse Split. A Reverse Split would become effective at such time as the Certificate of Amendment is filed with the Secretary of State of the State of Delaware or at such later time as is specified therein. No further action on the part of the Company’s stockholders would be required and all shares of our common stock that were issued and outstanding immediately prior thereto would automatically be converted into new shares of our common stock based on a Reverse Split exchange ratio chosen by the Board. As soon as practicable after the effective date of a Reverse Split, stockholders of record on the record date for the implemented Reverse Split would receive a letter from our transfer agent asking them to return the outstanding certificates representing our pre-split shares, which would be cancelled upon receipt by our transfer agent, and new certificates representing the post-split shares of our common stock would be sent to each of our stockholders. We will bear the costs of the issuance of the new stock certificates.

Effects of a Reverse Split

If a Reverse Split is approved and implemented by the Board, the principal effect will be to proportionately decrease the number of outstanding shares of common stock based on the ratio selected by the Board. The shares of common stock are currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company is thus subject to the periodic reporting and other requirements of the Exchange Act in the United States. A Reverse Split will not affect the registration of our common stock with the SEC or NASDAQ, where the common stock is quoted. Following a Reverse Split, our common stock would continue to be listed on NASDAQ, assuming the Company’s compliance with the other continued listing standards of NASDAQ, although the shares will receive a new CUSIP number.

Proportionate voting rights and other rights of the holders of shares of the Company’s common stock will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares immediately prior to the effectiveness of a Reverse Split will generally continue to hold 2% of the voting power of the outstanding common stock after a Reverse Split. The number of stockholders of record will not be affected by a Reverse Split, other than as a result of the treatment of fractional shares as described below. If approved and implemented, a Reverse Split may result in some stockholders owning "odd lots" of less than 100 shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits to the Company of a Reverse Split.

The table below illustrates the number of shares of common stock authorized for issuance following the Reverse Split, the approximate number of shares of common stock that would remain outstanding following the Reverse Split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options and warrants following the Reverse Split, and the number of unreserved shares of common stock available for future issuance following the Reverse Split. The information in the following table is based on 66,910,149 shares of common stock issued and outstanding as of April 4, 2016 and 11,584,173 shares reserved for future issuance as of April 4, 2016.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-1	200,000,000	66,910,149	11,584,173	121,505,678
1-for-5	200,000,000	13,382,030	2,316,835	184,301,135
1-for-10	200,000,000	6,691,015	1,158,418	192,150,567
1-for-15	200,000,000	4,460,677	772,279	194,767,044
1-for-20	200,000,000	3,345,508	579,209	190,075,283
1-for-25	200,000,000	2,676,406	463,367	196,860,227

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the Reverse Split. Accordingly, the Reverse Split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed Reverse Split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable NASDAQ marketplace rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Effect of the Reverse Stock Split on the Company’s 2007 Equity Compensation Plan, 2007 Incentive Stock Plan, 2008 Non-Employee Directors Compensation Plan, 2010 Plan, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following a Reverse Split as was the case immediately preceding such split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

The amendment to the Company’s Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to a Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Effective Date

A Reverse Split would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware or at such later date as is specified in such filing. On the effective date, shares of common stock issued and outstanding, in each case, immediately prior thereto, will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the ratio determined by the Board within the limits set forth in this proposal.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended, and the implementation of the proposed Reverse Split will not cause the Company to go private.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result a Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of a Reverse Split will automatically be entitled to receive an additional share of the Company’s common stock. In other words, any fractional share will be rounded up to the nearest whole number.

Book-Entry Shares

If a Reverse Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by the Company's transfer agent (and, for beneficial owners, by their brokers or banks that hold in "street name" for their benefit, as the case may be) to give effect to a Reverse Split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company's transfer agent that indicates the number of shares owned in book-entry form.

Certificated Shares

If a Reverse Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from the Company's transfer agent promptly after the effectiveness of a Reverse Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of a Reverse Split, each certificate representing shares of our pre-split common stock will be deemed for all corporate purposes to evidence ownership of post-split common stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Possible Effects of Additional Issuances of Common Stock

Following the effective time of a Reverse Split, there will be an increase in the number of authorized but unissued shares of our common stock. Under the General Corporation Law of the State of Delaware (the “DGCL”), the Board can issue additional shares of common stock without stockholder approval, which would have the effect of diluting existing holders of our common stock.

Additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by our present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company does not intend to pay any dividends on its common stock in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders' ability to influence the election of directors or any other action taken by the holders of common stock.

In the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s bylaws or Certificate of Incorporation would not receive the requisite vote. Such uses of the Company’s common stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board. A result of the anti-takeover effect of the increase in the number of authorized shares could be that stockholders would be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of our Company. The Company is not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Proxy Statement.

Certain Material U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in a reverse stock split by a U.S. stockholder that holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of common stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of common stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of common stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of a Reverse Split.

There can be no assurance that the Internal Revenue Service (the “IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of a Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of a Reverse Split.

Based on the assumption that a Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences should result from a Reverse Split:

●	A stockholder should not recognize gain or loss in a Reverse Split;

●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares; and

●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF A REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Under the DGCL, stockholders are not entitled to rights of appraisal with respect to the proposed amendment to our Certificate of Incorporation to effect a Reverse Split, and we will not independently provide our stockholders with any such right.

Vote Required for Approval

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon as of the Record Date is required to approve this proposal. Abstentions and broker non-votes will have the same effect as shares voted against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL ONE

PROPOSAL NO. 2

THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), OF THE POTENTIAL ISSUANCE IN EXCESS OF 20% OF OUR OUTSTANDING SHARES OF COMMON STOCK IN ONE OR MORE NON-PUBLIC OFFERINGS, WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) ("Rule 5635(d)") requires us to obtain stockholder approval prior to the issuance of our common stock in connection with the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal No. 2 to our stockholders for their approval of the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, subject to the following limitations:

●

The aggregate number of shares issued in the offerings will not exceed 15 million shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

●	The total aggregate consideration will not exceed $15 million;

●

The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 20% below the market price of our common stock at the time of issuance in recognition of the historical volatility of our common stock making the actual specific pricing discount of our stock required by investors at any particular time difficult, at this time, to predict;

●	Such offerings will occur, if at all, on or before May 2, 2017; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Corporation and its stockholders, not inconsistent with the foregoing.

   The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuances could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 15 million shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $15 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the DGCL, stockholders are not entitled to rights of appraisal with respect to Proposal 2, and we will not independently provide our stockholders with any such right.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to approve this proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TWO

PROPOSAL NO. 3

THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), OF THE POTENTIAL ISSUANCE IN EXCESS OF 20% OF OUR OUTSTANDING SHARES OF COMMON STOCK IN ONE OR MORE NON-PUBLIC OFFERINGS, WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 10% BELOW THE MARKET PRICE OF OUR COMMON STOCK

In the event that the stockholders do not approve Proposal 2, the Board recommends the stockholders approve the following proposal which is identical to Proposal 2 except that the maximum discount at which securities of the Company will be offered will be equivalent to a discount of 10% below the market price for our common stock at the time of issuance. The Board of Directors desires to give the Company’s stockholders a meaningful opportunity to make an informed decision regarding the maximum discount below the market price for our common stock to be authorized for future issuance consistent with the principles adopted by NASDAQ and believes providing stockholders several options permits a meaningful informed decision. In the event both Proposal 2 and Proposal 3 are approved by stockholders, only Proposal 2 shall be deemed to have any effect.

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) ("Rule 5635(d)") requires us to obtain stockholder approval prior to the issuance of our common stock in connection with the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal No. 3 to our stockholders for their approval of the potential issuance in excess of 20% of our outstanding shares of common stock in one or more non-public offerings, where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of our common stock, subject to the following limitations:

●

The aggregate number of shares issued in the offerings will not exceed 15 million shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

●	The total aggregate consideration will not exceed $15 million;

●

The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 10% below the market price of our common stock at the time of issuance in recognition of the historical volatility of our common stock making the actual specific pricing discount of our stock required by investors at any particular time difficult, at this time, to predict;

●	Such offerings will occur, if at all, on or before May 2, 2017; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Corporation and its stockholders, not inconsistent with the foregoing.

   The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuances could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 15 million shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $15 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the DGCL, stockholders are not entitled to rights of appraisal with respect to Proposal 3, and we will not independently provide our stockholders with any such right.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to approve this proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL THREE

PROPOSAL NO. 4

the authorization of an amendment to the 2010 Plan to increase the number of shares available for issuance thereunder to 500,000 from 200,000

The Company's 2010 Plan was approved by our Board and Stockholders and went into effect as of January 1, 2011. On March 4, 2016, the Board approved an amendment (the “Amendment”) to the 2010 Plan to increase the number of shares available for issuance thereunder to 500,000 from 200,000 in support of the Company's growth and desire to attract and retain qualified individuals for management and other positions. The Board is recommending and submitting the Amendment to our stockholders for approval.

We are seeking stockholder approval of the Amendment to increase the number of shares issuable pursuant to the 2010 Plan to 500,000 from 200,000. In determining the amount of the increase contemplated by the proposed Amendment to the 2010 Plan, the Board has taken into consideration the desire to continue to retain the flexibility to offer our employees the opportunity to purchase shares of our Common Stock in accordance with the terms of the 2010 Plan.

The purpose of this increase is to continue to be able to attract, retain and motivate eligible employees to contribute to the growth and profitability of the Company. Upon stockholder approval, an additional 300,000 shares of Common Stock will be available for purchase under the 2010 Plan, which will enable us to continue to offer to our employees the opportunity to become stockholders of the Company thereby attracting, retaining and motivating the individuals who will be critical to the Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders.

Furthermore, we believe that 2010 Plan aligns the interests of our employees with the interests of our other stockholders. Participation in our 2010 Plan is a key component of maintaining a unified vision across all levels of the Company. Employees who enroll in the 2010 Plan maintain a similar interest as that of other stockholders and a focus on the long-term growth of the Company.

Approval of the Amendment will permit the Company to continue to use the opportunity for eligible employees to purchase stock to align stockholder and employee interests and to motivate employees and others providing services to the Company or any subsidiary.

No Appraisal Rights

Under the DGCL, stockholders are not entitled to rights of appraisal with respect to Proposal 4, and we will not independently provide our stockholders with any such right.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to approve this proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL FOUR

 HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at 401-848-5848, or send a written request to Towerstream Corporation, 88 Silva Lane, Middletown, Rhode Island 02842, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials, may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

Dated:  April 4, 2016

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

TOWERSTREAM CORPORATION

Towerstream Corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of Towerstream Corporation adopted a proposed amendment of the Certificate of Incorporation of said corporation to effect a reverse stock split, declaring said amendment to be advisable.

The amendment reads as follows:

Article Fourth is hereby amended by adding the following:

“C. Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this amendment to the Corporation’s Certificate of Incorporation, as amended, each [*] shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof; provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

* Whole number between two (2) and twenty five (25) as determined by the Board of Directors in its sole discretion.

SECOND: That, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of Towerstream Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Certificate of Incorporation to provide for a reverse stock split and the Board of Directors subsequently approved a ratio of 1-for-[*].

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

FIFTH: This Certificate of Amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __ day of ________________, 2016.

By:
Title:
Name:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TOWERSTREAM CORPORATION

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on May 1, 2016.

INTERNET/MOBILE – www.cstproxy.com/towerstream/sm2016
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-4

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2016.**

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of Towerstream Corporation to be held at Towerstream's offices located at 88 Silva Lane, Tech IV, Middletown, Rhode Island 02842, on May 2, 2016, beginning at 9:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

TOWERSTREAM CORPORATION

PROXY FOR SPECIAL MEETING TO BE HELD ON MAY 2, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Philip Urso and Joseph Hernon, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Towerstream Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on May 2, 2016 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.